John Hancock
Core Equity
Fund

SEMI
ANNUAL
REPORT

6.30.01

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 12

For your information
page 25


Dear Fellow Shareholders,

The U.S. stock market has had a rough beginning in 2001, as last year's downward spiral continued due to growing concern over the slowing economy and a parade of disappointing earnings announcements. The Standard & Poor's 500 Index, a leading benchmark of large-cap stocks, fell by 6.69% in the first six months of the year. The Federal Reserve aggressively began to attack the economic slowdown with interest-rate cuts totaling 2.75 percentage points between January and the end of June. By April, investors began to believe the worst might be over, prompting a sharp stock rally that month. Bonds wound up outperforming stocks overall.

Even with the spring upturn, the stock market remains indecisive, as investors try to get a clearer sense of the timetable for economic and corporate recovery. More than ever, this is a time to keep a long-term investment perspective and check in with your investment professional to ensure that your portfolio is adequately diversified.

As always, we will continue to update you on these developments and anything that specifically relates to your fund and its performance. In fact, this newly designed shareholder report is our latest offering in that regard, and is part of our ongoing effort to better serve our shareholders.

Based on your feedback, we set out to create a more inviting report that you could easily navigate and that would provide you with more information on your fund. In addition to the new overall look, there are several prominent changes, including a table of contents and a new summary page opposite this one. The most obvious difference is the report's size. By changing it to a standard mailing format we hope to deliver it to you in an even more timely fashion.

These twice-yearly shareholder reports are your best way to better understand your fund and what has been driving its performance. We encourage you to read them, and hope that our new version will make the task easier and more meaningful.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer



YOUR FUND
AT A GLANCE

The Fund seeks
above-average
total return
(capital apprecia
tion plus income)
by investing in a
diversified
portfolio of
primarily large-
capitalization
stocks. The
portfolio's risk
profile is similar
to that of the
Standard & Poor's
500 Index.

Over the last six months

* The economy continued to weaken and corporate layoffs gathered steam.

* The Fed cut short-term interest rates six times.

* The Fund's emphasis on inexpensive stocks with improving fundamentals enabled it to post a return that, while negative, beat those of the market and its peers.


John Hancock Core Equity Fund

[Bar chart with heading "John Hancock Core Equity Fund." Under the heading is a note that reads "Fund performance for the six months ended June 30, 2001." The chart is scaled in increments of 2% with -6% at the bottom and 4% at the top. The first bar represents the -4.59% total return for Class A. The second bar represents the -4.92% total return for Class B. The third bar represents the -4.96% total return for Class
C. A note below the chart reads "Total returns are at net asset value with all distributions reinvested."]


Top 10 holdings

 4.8%   General Electric
 4.7%   Microsoft
 4.2%   Citigroup
 3.4%   Pfizer
 3.2%   ExxonMobil
 2.8%   AOL Time Warner
 2.5%   Verizon Communications
 2.1%   IBM
 2.1%   Intel
 2.0%   Wal-Mart Stores

As a percentage of net assets on June 30, 2001.



BY PAUL MCMANUS, FOR THE PORTFOLIO MANAGEMENT TEAM

John Hancock
Core Equity
Fund

MANAGERS'
REPORT

The first half of 2001 witnessed a pitched battle between two powerful forces. On the one hand, stock prices were undermined -- especially in February and March -- by continued economic slowing and the resulting damage to corporate earnings prospects. On the other hand, the Federal Reserve Board weighed in with six reductions in short-term interest rates since the beginning of the year in an aggressive effort to head off a recession. Two of the cuts came between regularly scheduled meetings of the Fed's Open Market Committee and both surprise moves gave all of the popular market averages a notable boost. The Standard & Poor's 500 Index reached an interim peak on May 22, five business days after the May 15 reduction. From there the Index drifted irregularly lower until the end of the period, consolidating its recent gains.

"...stock prices were
 undermined...by
 continued economic
 slowing and the
 resulting damage to
 corporate earnings
 prospects."

PERFORMANCE REVIEW

Technology and telecommunications stocks continued to fare poorly, reflecting sagging demand and overbuilding of the telecom infrastructure during the past few years. Meanwhile, investors flocked to defensive market sectors such as consumer staples, financial services and health care, especially the services segment. Energy stocks also did well, buoyed by continued strength in crude oil and natural gas prices. The Fund's strategy of diversification and buying undervalued stocks of companies with improving fundamentals worked well in this environment, enabling us to add value with stock selection in a number of sectors while remaining close to our benchmark index in sector weightings and risk profile.

For the six months ended June 30, 2001, the John Hancock Core Equity Fund's Class A, Class B and Class C shares returned -4.59%, -4.92% and -4.96%, respectively, at net asset value. In comparison, the S&P 500 returned -6.69%, including reinvested dividends. The Fund's returns also compared favorably with the average large-cap core fund, which finished with a return of -8.56%, according to Lipper, Inc.1 Keep in mind that your returns will differ from those listed above if you were not invested in the Fund for the entire period or did not reinvest all distributions. Historical performance information can be found on pages six and seven.

"With a few exceptions,
 the stocks that detracted
 most from performance
 were in the technology
 and telecommunications
 sectors... "

MEGA-CAP WINNERS

Microsoft topped the list of stocks that helped the Fund's performance, bucking the overall downward trend in technology. The company was one of the first to pre-announce lower-than-expected earnings last fall, and investors likewise anticipated an early recovery relative to other stocks in the sector. Another positive influence was the news near the end of June that a federal appeals court had overturned the U.S. District Court ruling that Microsoft must be split into two separate companies for antitrust reasons. The likelihood of a new generation of personal computers within the next year or so, which would trigger upgrades to a more advanced version of Microsoft's Windows operating system, added still another reason for investors to like the stock.

AOL Time Warner also made a positive contribution to performance. The company's management appeared to be doing a good job of bringing to fruition the anticipated synergies from the recent mega-merger of America Online and Time Warner -- in spite of lower income from advertising, which constitutes a large percentage of the company's revenue base. Finally, Chevron and ExxonMobil reflected the ongoing strength in energy prices.

[Table at top left-hand side of page entitled "Top five sectors." The first listing is Computers 14%, the second is Electronics 11%, the third Medical 10%, the fourth Retail 10%, and the fifth Oil & gas 8%.]

TECH AND DRUG LOSERS

With a few exceptions, the stocks that detracted most from performance were in the technology and telecommunications sectors, in which the Fund had market-weighted or underweighted positions. Included in this category were Cisco Systems, EMC, Oracle Systems, Sun Microsystems, Radio Shack, Corning, Comverse Technology and QUALCOMM. We sold some of these by the end of the period. In the case of Qwest Communications, the Fund was hurt by being overweighted compared with the Index. However, we felt justified in taking this position because of Qwest's solid management, strong fundamental outlook and the potential benefits of the company's recent merger with SBC Communications.

[Pie chart at bottom of page with heading "Types of investments in the Fund As of June 30, 2001." The chart is divided into two sections (from top to left): Common stocks 98% and Short-term investments & other 2%. ]

A number of drug companies -- among them Merck, Bristol-Myers Squibb, Pfizer and Schering-Plough -- also detracted significantly from performance. While some of the drug industry's problems were attributable to currency fluctuations, we believe that most of the weakness in these stocks was due to a temporary but widespread lull in the product development and approval process.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Microsoft followed by an up arrow with the phrase "Negative ruling overturned, new PC cycle expected." The second listing is Cisco Systems followed by a down arrow with the phrase "Tech downdraft, customer loan writeoffs." The third listing is Merck followed by a down arrow with the phrase "Product lull, currency fluctuations."]

LOOKING AHEAD

We are as positive about the U.S. stock market as we have been for quite a while. Valuations are much more reasonable, investors are more value-conscious, and the Fed is aggressively easing monetary conditions. Short-term interest rates are now approximately two full percentage points below long-term rates, historically an extremely bullish backdrop for stocks. Despite all of these positive factors, however, we must point out that the economy is still giving off very mixed signals. Patience and the discipline to stick with our methodology of seeking out undervalued stocks of companies with improving fundamentals should provide useful guidance in this uncertain environment.

"...the economy is still
 giving off very mixed
 signals."

This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. Of course, the team's views are subject to change as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT
PERFORMANCE

For the period ended
June 30, 2001.

The index used for
comparison is the
Standard & Poor's
500 Index, an
unmanaged index
that includes 500
widely traded
common stocks.

It is not possible to
invest in an index.

                              Class A      Class B      Class C        Index
Inception date                6-10-91       9-7-95       5-1-98           --

Average annual returns with maximum sales charge (POP)
One year                       -16.18%      -16.61%      -14.14%      -14.82%
Five years                      11.42%       11.53%           --       14.48%
Ten years                       13.57%           --           --       15.09%
Since inception                     --       13.31%        1.65%           --

Cumulative total returns with maximum sales charge (POP)
Six months                      -9.35%       -9.67%       -6.84%       -6.69%
One year                       -16.18%      -16.61%      -14.14%      -14.82%
Five years                      71.71%       72.58%           --       96.60%
Ten years                      257.12%           --           --      307.72%
Since inception                     --      106.78%        5.31%           --

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5% and Class C shares of 1%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Index figures do not reflect sales charges and would be lower if they did.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future.



GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in the Standard & Poor's 500 Index.

Line chart with the heading "GROWTH OF $10,000." Within the chart are three lines. The first line represents the Index and is equal to $40,772 as of June 30, 2001. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Core Equity Fund, before sales charge, and is equal to $37,607 as of June 30, 2001. The third bar represents the same hypothetical $10,000 investment made in the John Hancock Core Equity Fund, after sales charge, and is equal to $35,712 as of June 30, 2001.

                                    Class B      Class C 1
Inception date                       9-7-95       5-1-98
Without sales charge                $20,778      $10,637
With maximum sales charge           $20,678      $10,531
Index                               $23,913      $11,469

Assuming all distributions were reinvested for the period indicated, the chart above shows the value of a $10,000 investment in the Fund's Class B and Class C shares, respectively, as of June 30, 2001. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

1 No contingent deferred sales charge applicable.



FINANCIAL  STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
June 30, 2001
(unaudited).

This schedule is divided into two main categories: common stocks and short-term investments.
Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.

SHARES                           ISSUER                                               VALUE
-------------------------------------------------------------------------------------------
COMMON STOCKS 97.64%                                                           $759,229,460
(Cost $645,874,132)

Aerospace 1.93%                                                                 $15,043,300
  86,000                         General Dynamics Corp.                           6,691,660
 114,000                         United Technologies Corp.                        8,351,640

Automobiles/Trucks 1.75%                                                         13,576,455
 292,800                         Ford Motor Co.                                   7,188,240
  31,100                         General Motors Corp.                             2,001,285
 125,700                         Lear Corp.*                                      4,386,930

Banks -- United States 3.58%                                                     27,800,443
  97,300                         Bank of America Corp.                            5,840,919
  99,200                         Comerica, Inc.                                   5,713,920
 121,500                         Mellon Financial Corp.                           5,589,000
 467,600                         U.S. Bancorp                                    10,656,604

Beverages 0.89%                                                                   6,915,100
  96,500                         Anheuser-Busch Cos., Inc.                        3,975,800
  66,500                         PepsiCo, Inc.                                    2,939,300

Building 0.28%                                                                    2,154,516
  54,600                         Black & Decker Corp. (The)                       2,154,516

Chemicals 2.24%                                                                  17,390,868
 119,300                         Air Products & Chemicals, Inc.                   5,457,975
 134,200                         Dow Chemical Co.                                 4,462,150
  56,100                         Eastman Chemical Co.                             2,672,043
 102,100                         Praxair, Inc.                                    4,798,700

Computers 13.76%                                                                106,977,015
 318,600                         Cadence Design Systems, Inc.*                    5,935,518
 213,900                         Dell Computer Corp.*                             5,593,485
 104,900                         Electronic Data Systems Corp.                    6,556,250
 102,000                         First Data Corp.                                 6,553,500
  64,100                         Fiserv, Inc.*                                    4,101,118
 146,700                         International Business Machines Corp.           16,577,100
 149,300                         Lexmark International, Inc.*                    10,040,425
 499,600                         Microsoft Corp.*                                36,470,800
 231,100                         Oracle Corp.*                                    4,390,900
  74,600                         PeopleSoft, Inc.*                                3,672,558
 236,100                         SunGard Data Systems, Inc.*                      7,085,361

Cosmetics & Personal Care 0.66%                                                   5,113,940
 110,500                         Avon Products, Inc.                              5,113,940

Diversified Operations 3.19%                                                     24,827,570
  56,500                         Danaher Corp.                                    3,164,000
  73,700                         Minnesota Mining & Manufacturing Co.             8,409,170
 243,200                         Tyco International Ltd.                         13,254,400

Electronics 10.64%                                                               82,705,555
 102,700                         Analog Devices, Inc.*                            4,441,775
  82,900                         Applied Materials, Inc.*                         4,070,390
 770,000                         General Electric Co.                            37,537,500
 547,700                         Intel Corp.                                     16,020,225
  50,000                         KLA-Tencor Corp.*                                2,923,500
  61,800                         Linear Technology Corp.                          2,732,796
 147,300                         LSI Logic Corp.*                                 2,769,240
  43,900                         Maxim Integrated Products, Inc.*                 1,940,819
  71,700                         Parker-Hannifin Corp.                            3,042,948
 155,700                         Texas Instruments, Inc.                          4,904,550
  56,300                         Xilinx, Inc.*                                    2,321,812

Energy 0.40%                                                                      3,082,240
  89,600                         Mirant Corp.*                                    3,082,240

Finance 5.76%                                                                    44,794,077
 616,100                         Citigroup, Inc.                                 32,554,724
  94,000                         Concord EFS, Inc.*                               4,888,940
 195,750                         Washington Mutual, Inc.                          7,350,413

Food 0.78%                                                                        6,073,911
  57,000                         Kraft Foods, Inc. (Class A)*                     1,767,000
  72,300                         Unilever NV, American Depositary Receipts
                                 (ADR) (Netherlands)                              4,306,911

Insurance 5.61%                                                                  43,604,423
 130,900                         American International Group, Inc.              11,257,400
 133,600                         Hartford Financial Services Group, Inc. (The)    9,138,240
 137,400                         Lincoln National Corp.                           7,110,450
  20,900                         Marsh & McLennan Cos., Inc.                      2,110,900
 142,400                         St. Paul Cos., Inc. (The)                        7,218,256
  97,700                         Torchmark Corp.                                  3,928,517
  34,600                         XL Capital Ltd. (Class A)                        2,840,660

Leisure 0.37%                                                                     2,889,000
 100,000                         Disney (Walt) Co. (The)                          2,889,000

Media 4.18%                                                                      32,515,175
 406,600                         AOL Time Warner, Inc.*                          21,549,800
 300,000                         AT&T Corp. -- Liberty Media Group*               5,247,000
 110,500                         Viacom, Inc. (Class B)*                          5,718,375

Medical 10.02%                                                                   77,886,068
 146,800                         Abbott Laboratories                              7,047,868
  33,400                         Allergan, Inc.                                   2,855,700
 112,100                         American Home Products Corp.                     6,551,124
 157,900                         Bristol-Myers Squibb Co.                         8,258,170
 199,500                         Johnson & Johnson                                9,975,000
 118,700                         Merck & Co., Inc.                                7,586,117
 650,300                         Pfizer, Inc.                                    26,044,515
  82,900                         Pharmacia Corp.                                  3,809,255
  69,600                         Schering-Plough Corp.                            2,522,304
  49,900                         Trigon Healthcare, Inc.*                         3,236,015

Mortgage Banking 1.78%                                                           13,879,450
 163,000                         Fannie Mae                                      13,879,450

Office 0.52%                                                                      4,073,790
  79,800                         Avery Dennison Corp.                             4,073,790

Oil & Gas 7.65%                                                                  59,499,083
  85,900                         Chevron Corp.                                    7,773,950
  79,100                         El Paso Energy Corp.                             4,155,914
 119,800                         Enron Corp.                                      5,870,200
 288,500                         Exxon Mobil Corp.                               25,200,475
 209,200                         Royal Dutch Petroleum Co. (ADR) (Netherlands)   12,190,084
 146,000                         USX -- Marathon Group                            4,308,460

Paper & Paper Products 0.26%                                                      2,040,350
  36,500                         Kimberly-Clark Corp.                             2,040,350

Retail 9.63%                                                                     74,877,274
  68,100                         Abercrombie & Fitch Co. (Class A)*               3,030,450
 102,400                         Bed Bath & Beyond, Inc.*                         3,072,000
  91,300                         CVS Corp.                                        3,524,180
 175,500                         Home Depot, Inc. (The)                           8,169,525
 150,000                         Kohl's Corp.*                                    9,409,500
 201,700                         Lowe's Cos., Inc.                               14,633,335
 106,300                         May Department Stores Co. (The)                  3,641,838
 183,000                         Target Corp.                                     6,331,800
 146,800                         TJX Cos., Inc.                                   4,678,516
  73,400                         Walgreen Co.                                     2,506,610
 325,400                         Wal-Mart Stores, Inc.                           15,879,520

Soap & Cleaning
Preparations 0.51%                                                                3,974,740
  62,300                         Procter & Gamble Co. (The)                       3,974,740

Telecommunications 5.73%                                                         44,556,144
  34,800                         Comverse Technology, Inc.*                       1,987,080
  70,400                         QUALCOMM, Inc.*                                  4,116,992
 338,600                         Qwest Communications International, Inc.*       10,791,182
 206,600                         Sprint Corp.                                     4,989,390
  32,600                         Telephone and Data Systems, Inc.                 3,545,250
 357,500                         Verizon Communications, Inc.                    19,126,250

Tobacco 1.87%                                                                    14,560,175
 286,900                         Philip Morris Cos., Inc.                        14,560,175

Utilities 3.65%                                                                  28,418,798
  81,600                         Allegheny Energy, Inc.                           3,937,200
 291,800                         Duke Energy Corp.                               11,383,118
 152,800                         Exelon Corp.                                     9,797,536
  82,400                         SBC Communications, Inc.                         3,300,944

                                                       INTEREST      PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                         RATE  (000s OMITTED)       VALUE
SHORT-TERM INVESTMENTS 2.91%                                                    $22,617,000
(Cost $22,617,000)

Joint Repurchase Agreement 2.91%
Investment in a joint repurchase agreement transaction
with UBS Warburg, Inc. -- Dated 06-29-01, due
07-02-01 (Secured by U.S. Treasury Bonds, 10.625%
due 08-15-15 and 6.250% due 08-15-23, and U.S.
Treasury Note, 5.625% 3.97 due 11-30-02)                   3.97%       $22,617   22,617,000

TOTAL INVESTMENTS 100.55%                                                      $781,846,460

OTHER ASSETS AND LIABILITIES, NET (0.55%)                                       ($4,249,343)

TOTAL NET ASSETS 100.00%                                                       $777,597,117


* Non-income producing security.

  Parenthetical disclosure of a foreign country in the security description represents country of foreign issuer.

  The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.



ASSETS AND
LIABILITIES

June 30, 2001
(unaudited).

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the fund
owns, is due
and owes. You'll
also find the net
asset value and
the maximum
offering price
per share.

ASSETS
Investments at value (cost $668,491,132)                        $781,846,460
Cash                                                                     724
Receivable for investments sold                                      189,545
Receivable for shares sold                                           279,015
Dividends and interest receivable                                    784,888
Other assets                                                          18,873

Total assets                                                     783,119,505

LIABILITIES
Payable for investments purchased                                  4,197,264
Payable for shares repurchased                                       350,468
Payable to affiliates                                                830,671
Other payables and accrued expenses                                  143,985

Total liabilities                                                  5,522,388

NET ASSETS
Capital paid-in                                                  738,804,873
Accumulated net realized loss on investments                     (72,240,813)
Net unrealized appreciation of investments                       113,355,328
Accumulated net investment loss                                   (2,322,271)

Net assets                                                      $777,597,117

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($306,483,270 [DIV] 10,754,752 shares)                        $28.50
Class B ($439,490,245 [DIV] 15,908,916 shares)                        $27.63
Class C ($31,623,602 [DIV] 1,145,175 shares)                          $27.61

MAXIMUM OFFERING PRICE PER SHARE
Class A 1 ($28.50 [DIV] 95%)                                          $30.00
Class C ($27.61 [DIV] 99%)                                            $27.89

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

See notes to
financial statements.



OPERATIONS

For the period ended
June 30, 2001
(unaudited).1

This Statement of
Operations
summarizes the
Fund's investment
income earned and
expenses incurred in
operating the Fund.
It also shows net
gains (losses) for
the period stated.

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $35,956)             $5,205,799
Interest (including income on securities loaned of $37,661)            261,774

Total investment income                                              5,467,573

EXPENSES
Investment management fee                                            3,088,013
Class A distribution and service fee                                   509,498
Class B distribution and service fee                                 2,291,563
Class C distribution and service fee                                   155,933
Transfer agent fee                                                   1,467,807
Custodian fee                                                           93,515
Accounting and legal services fee                                       81,109
Miscellaneous                                                           25,488
Trustees' fees                                                          25,366
Printing                                                                23,265
Auditing fee                                                             9,563
Registration and filing fees                                             5,816
Legal fees                                                               3,480
Interest expense                                                         2,072

Total expenses                                                       7,782,488

Net investment loss                                                 (2,314,915)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss on investments                                   (58,668,018)
Change in net unrealized appreciation (depreciation)
  on investments                                                    17,713,831

Net realized and unrealized loss                                   (40,954,187)

Decrease in net assets from operations                             (43,269,102)

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement of
Changes in Net
Assets shows how the
value of the Fund's
net assets has
changed since the
end of the previous
period. The
difference reflects
earnings less
expenses, any
investment gains and
losses,
distributions paid
to shareholders and
any increase or
decrease in money
share holders
invested in the
Fund.

                                                            YEAR                         PERIOD
                                                            ENDED                         ENDED
                                                            12-31-00                    6-30-01 1
INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment loss                                         ($5,883,128)            ($2,314,915)
Net realized gain (loss)                                      8,405,087             (58,668,018)
Change in net unrealized appreciation (depreciation)        (87,527,991)             17,713,831

Decrease in net assets resulting from operations            (85,006,032)            (43,269,102)

Distributions to shareholders
From net realized gain
Class A                                                      (5,106,990)                     --
Class B                                                      (7,058,921)                     --
Class C                                                        (442,207)                     --
In excess of net realized gain
Class A                                                      (4,538,046)                     --
Class B                                                      (6,272,523)                     --
Class C                                                        (392,944)                     --
                                                            (23,811,631)                     --

From fund share transactions                                (75,310,466)            (82,761,034)

NET ASSETS
Beginning of period                                       1,087,755,382             903,627,253

End of period 2                                            $903,627,253            $777,597,117

1 Semiannual period from 1-1-01 through 6-30-01. Unaudited.

2 Includes accumulated net investment loss of $7,356 and $2,322,271, respectively.


See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                         5-31-96    12-31-96 1  12-31-97    12-31-98    12-31-99    12-31-00     6-30-01 2
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                 $14.41      $17.98      $19.42      $23.93      $30.14      $33.21      $29.87
Net investment income (loss) 3          0.20        0.13        0.10        0.05       (0.02)      (0.06)      (0.03)
Net realized and unrealized
  gain (loss) on investments            3.88        1.72        5.55        6.81        3.72       (2.49)      (1.34)
Total from
  investment operations                 4.08        1.85        5.65        6.86        3.70       (2.55)      (1.37)
Less distributions
From net investment income             (0.22)      (0.14)      (0.04)         --          --          --          --
From net realized gain                 (0.29)      (0.27)      (1.10)      (0.65)      (0.63)      (0.42)         --
In excess of net realized gain            --          --          --          --          --       (0.37)         --
                                       (0.51)      (0.41)      (1.14)      (0.65)      (0.63)      (0.79)         --
Net asset value,
  end of period                       $17.98      $19.42      $23.93      $30.14      $33.21      $29.87      $28.50
Total return 4 (%)                     29.12 5     10.33 5,6   29.19 5     28.84       12.37       (7.75)      (4.59) 6

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                          $15         $31         $92        $201        $394        $373        $306
Ratio of expenses to
  average net assets (%)                0.94        1.30 7      1.42        1.39        1.37        1.41        1.46 7
Ratio of adjusted expenses
  to average net assets 8               1.59        1.73 7      1.44          --          --          --          --
Ratio of net investment
  income (loss) to average
  net assets (%)                        1.55        1.16 7      0.45        0.17       (0.06)      (0.19)      (0.15) 7
Portfolio turnover (%)                   157          35          62          50          98          82          38

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS B SHARES

PERIOD ENDED                         5-31-96 9  12-31-96 1  12-31-97    12-31-98    12-31-99    12-31-00     6-30-01 2
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                 $15.25      $17.96      $19.41      $23.80      $29.75      $32.54      $29.06
Net investment income (loss) 3          0.09        0.05       (0.06)      (0.14)      (0.24)      (0.27)      (0.12)
Net realized and unrealized
  gain (loss) on investments            2.71        1.72        5.56        6.74        3.66       (2.42)      (1.31)
Total from
  investment operations                 2.80        1.77        5.50        6.60        3.42       (2.69)      (1.43)
Less distributions
From net investment income             (0.09)      (0.05)      (0.01)         --          --          --          --
From net realized gain                    --       (0.27)      (1.10)      (0.65)      (0.63)      (0.42)         --
In excess of net realized gain            --          --          --          --          --       (0.37)         --
                                       (0.09)      (0.32)      (1.11)      (0.65)      (0.63)      (0.79)         --
Net asset value,
  end of period                       $17.96      $19.41      $23.80      $29.75      $32.54      $29.06      $27.63
Total return 4 (%)                     18.46 5      9.83 5,6   28.39 5     27.90       11.59       (8.35)      (4.92) 6

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                          $15         $42        $135        $347        $664        $499        $440
Ratio of expenses to
  average net assets (%)                2.00 7      2.00 7      2.12        2.09        2.07        2.07        2.16 7
Ratio of adjusted expenses
  to average net assets 8               3.21 7      2.43 7      2.14          --          --          --          --
Ratio of net investment
  income (loss) to average
  net assets (%)                        0.78 7      0.45 7     (0.25)      (0.53)      (0.77)      (0.86)      (0.84) 7
Portfolio turnover (%)                   157          35          62          50          98          82          38

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS C SHARES

PERIOD ENDED                        12-31-98 9  12-31-99    12-31-00     6-30-01 2
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                 $27.81      $29.75      $32.54      $29.05
Net investment loss 3                  (0.09)      (0.25)      (0.28)      (0.12)
Net realized and unrealized
  gain (loss) on investments            2.68        3.67       (2.42)      (1.32)
Total from investment operations        2.59        3.42       (2.70)      (1.44)
Less distributions
From net realized gain                 (0.65)      (0.63)      (0.42)         --
In excess of net realized gain            --          --       (0.37)         --
                                       (0.65)      (0.63)      (0.79)         --
Net asset value, end of period        $29.75      $32.54      $29.05      $27.61
Total return 4 (%)                      9.46 6     11.59       (8.38)      (4.96) 6

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                           $7         $30         $32         $32
Ratio of expenses to
  average net assets                    2.12 7      2.08        2.11        2.16 7
Ratio of net investment loss
  to average net assets (%)            (0.53) 7    (0.80)      (0.89)      (0.84) 7
Portfolio turnover (%)                    50          98          82          38

1 Effective 12-31-96, the fiscal year end changed from May 31 to December 31.

2 Semiannual period from 1-1-01 through 6-30-01. Unaudited.

3 Based on the average of the shares outstanding at the end of each month.

4 Assumes dividend reinvestment and does not reflect the effect of sales charges.

5 The total return would have been lower had certain expenses not been reduced during the period shown.

6 Not annualized.

7 Annualized.

8 Does not take into consideration expense reductions during the periods shown.

9 Class B shares began operations on 9-7-95. Class C shares began operations on 5-1-98.

See notes to
financial statements.



NOTES TO
STATEMENTS

Unaudited.

NOTE A
Accounting policies

John Hancock Core Equity Fund (the "Fund") is a diversified series of John Hancock Capital Series, an open-end investment management company registered under the Investment Company Act of 1940. The investment objective of the Fund is to seek above-average total return, consisting of capital appreciation plus current income.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The average daily loan balance during the period for which loans were outstanding amounted to $2,911,000, and the weighted average interest rate was 6.02%. Interest expense includes $2,072 paid under the line of credit. There was no outstanding borrowing under the line of credit on June 30, 2001.

Securities lending

The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. There were no securities loaned as of June 30, 2001.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Distributions paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.75% of the first $750,000,000 of the Fund's average daily net asset value and (b) 0.70% of the Fund's average daily net asset value in excess of $750,000,000.

The Fund and the Adviser have a subadvisory contract with Independence Investment LLC ("IIL," formerly Independence Investment Associates, Inc.). IIL is a wholly owned indirect subsidiary of John Hancock Life Insurance Company ("JHLICo"). The Fund is not responsible for payment of subadviser's fees.

The Fund has Distribution Plans with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets, to reimburse JH Funds for its distribution and service costs. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the period ended June 30, 2001, JH Funds received net up-front sales charges of $401,666 with regard to sales of Class A shares. Of this amount, $64,848 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $228,772 was paid as sales commissions to unrelated broker-dealers and $108,046 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, JHLICo, is the indirect sole shareholder of Signator Investors. During the period ended June 30, 2001, JH Funds received net up-front sales charges of $46,038 with regard to sales of Class C shares. Of this amount, $39,312 was paid as sales commissions to unrelated broker-dealers and $6,726 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares which are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares which are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B and Class C shares. For the period ended June 30, 2001, CDSCs received by JH Funds amounted to $556,041 for Class B shares and $3,476 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. The Fund pays monthly transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the period was at an annual rate 0.02% of the average net assets of the Fund.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensa tion Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.

                                   YEAR ENDED 12-31-00                       PERIOD ENDED 6-30-01 1
                             SHARES             AMOUNT              SHARES                 AMOUNT
----------------------------------------------------------------------------------------------------
CLASS A SHARES
Sold                      7,705,808       $103,545,692           3,132,376            $90,524,145
Distributions reinvested    563,483          7,431,015                  --                     --
Repurchased              (6,220,255)       (83,359,601)         (4,863,164)          (140,015,043)
Net increase (decrease)   2,049,036        $27,617,106          (1,730,788)          ($49,490,898)

CLASS B SHARES
Sold                        597,586         $7,953,109           1,187,601            $33,191,814
Distributions reinvested    282,664          3,726,478                  --                     --
Repurchased              (2,943,304)       (38,976,058)         (2,446,778)           (67,933,232)
Net decrease             (2,063,054)      ($27,296,471)         (1,259,177)          ($34,741,418)

CLASS C SHARES
Sold                        123,570         $1,665,065             300,642             $8,421,715
Distributions reinvested      4,185             55,081                  --                     --
Repurchased                 (38,054)          (517,820)           (247,194)            (6,950,433)
Net increase                 89,701         $1,202,326              53,448             $1,471,282

NET INCREASE (DECREASE)      75,683         $1,522,961          (2,936,517)          ($82,761,034)

1 Semiannual period from 1-1-01 through 6-30-01. Unaudited.


NOTE D
Investment transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the period ended June 30, 2001, aggregated $308,398,611 and $394,316,235, respectively.

The cost of investments owned at June 30, 2001 (including short-term investments) for federal income tax purposes was $669,551,418. Gross unrealized appreciation and depreciation of investments aggregated $143,048,431 and $30,753,389, respectively, resulting in net unrealized appreciation of $112,295,042.



FOR YOUR
INFORMATION

TRUSTEES
Dennis S. Aronowitz*
Richard P. Chapman, Jr.
William J. Cosgrove*
John M. DeCiccio
Richard A. Farrell*
Maureen R. Ford
Gail D. Fosler
William F. Glavin
Dr. John A. Moore
Patti McGill Peterson
John W. Pratt*

*Members of the Audit Committee

OFFICERS
Maureen R. Ford
Chairman, President
and Chief Executive Officer

William L. Braman
Executive Vice President
and Chief Investment Officer

Richard A. Brown
Senior Vice President
and Chief Financial Officer

Susan S. Newton
Senior Vice President
and Secretary

William H. King
Vice President
and Treasurer

Thomas H. Connors
Vice President
and Compliance Officer

INVESTMENT ADVISER
John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

SUBADVISER
Independence Investment LLC
53 State Street
Boston, Massachusetts 02109

PRINCIPAL DISTRIBUTOR
John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN
Investors Bank & Trust Company
200 Clarendon Street
Boston, Massachusetts 02116

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803



HOW TO
CONTACT US

On the Internet                      www.jhfunds.com

By regular mail                      John Hancock Signature Services, Inc.
                                     1 John Hancock Way, Suite 1000
                                     Boston, MA 02217-1000

By express mail                      John Hancock Signature Services, Inc.
                                     Attn: Mutual Fund Image Operations
                                     529 Main Street
                                     Charlestown, MA 02129

Customer service representatives     1-800-225-5291

24-hour automated information        1-800-338-8080

TDD line                             1-800-544-6713



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-544-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

This report is for the information of the shareholders of the John Hancock Core Equity Fund.

250SA  6/01
       8/01